9. Debt (Sept 2020 Note)	9 Months Ended
Sep. 30, 2020
Debt Disclosure [Abstract]
Debt

NOTE 9 – DEBT

The Company's borrowings as of September 30, 2020 and December 31, 2019 consisted of the following:

	September 30,	December 31,
	2020	2019
Revolving Facility	$3,276,493	$–
Term Loan, net of $315,402 unamortized debt issuance costs	1,684,598	–
Total	4,961,091	–
Less current debt due within one year	(2,196,280)	–
Total long-term debt	$2,764,811	$–

On February 21, 2020, we entered into a letter agreement (the “Credit Agreement”) by and among the Company, as borrower, urban-gro Canada Technologies Inc. and Impact., as guarantors, the lenders party thereto (the “Lenders”), and Bridging Finance Inc., as administrative agent for the Lenders (the “Agent”). The Credit Agreement, which is denominated in Canadian dollars (C$), is comprised of (i) a 12-month senior secured demand term loan facility in the amount of C$2.7 million ($2.0 million), which was funded in its entirety on the closing date (the “Term Loan”); and (ii) a 12-month demand revolving credit facility of up to C$5.4 million ($4.0 million), which may be drawn from time to time, subject to the terms and conditions set forth in the Credit Agreement and described further below (the “Revolving Facility,” and together with the Term Loan, the “Facilities”). The Credit Agreement is personally guaranteed by the Company’s CEO and Chairman, Brad Nattrass, and was to be in place for the original term of the Credit Agreement (1 year) plus a 1-year extension period at the discretion of the Lender as provided in the Credit Agreement.

The final maturity date of the Facilities was initially stipulated in the Credit Agreement as the earlier of (i) demand, and (ii) the date that is 12 months after the closing date, with a potential extension to the date that is 24 months after the closing date (the “Initial Maturity Date”). The Facilities bore interest at the annual rate established and designated by the Bank of Nova Scotia as the prime rate, plus 11% per annum. Accrued interest on the outstanding principal amount of the Facilities is due and payable monthly in arrears, on the last business day of each month, and on the Initial Maturity Date.

The Revolving Facility could initially be borrowed and re-borrowed on a revolving basis by the Company during the term of the Facilities, provided that borrowings under the Revolving Facility were limited by a loan availability formula equal to the sum of (i) 90% of insured accounts receivable, (ii) 85% of investment grade receivables, (iii) 75% of other accounts receivable, (iv) 50% of eligible inventory, and (v) the lesser of C$4.05 million ($3.0 million) and (A) 75% of uncollected amounts on eligible signed equipment orders for equipment systems contracts and (B) 85% of uncollected amounts on eligible signed professional services order forms for design contracts. The Revolving Facility may be prepaid in part or in full without a penalty at any time during the term of the Facilities, and the Term Loan may be prepaid in full or in part without penalty subject to 60 days prior notice in each case subject to certain customary conditions.

On September 4, 2020, the Company executed an amendment to the Credit Agreement (the “First Amendment”) whereas the Facilities described above are now due on December 31, 2021 (the “Revised Maturity Date”). The First Amendment also increased the rate at which the Facilities will bear interest to the annual rate established and designated by the Bank of Nova Scotia as the prime rate, plus 12% per annum (14.5% as of September 30, 2020).

As a result of the First Amendment, the Company is required to prepay, on or before January 31, 2021, $1,000,000 of the balance of the Term Loan and begin making monthly payments of $100,000 on the balance on the Term Loan starting on March 1, 2021. Additionally, the Company is required to make monthly payments of $50,000 on the balance under the Revolving Facility beginning October 1, 2020 and can make no more draws under the Revolving Facility.

The Company incurred $1,314,868 of debt issuance costs in connection with these Facilities, of which $676,822 was non-cash in the form of Common Stock and warrant issuances. The Company estimated the fair value of these warrants at the respective balance sheet dates using the Black-Scholes option pricing based on the market value of the underlying Common Stock at the valuation measurement date of $1.00, the remaining contractual terms of the warrants of 5 years, risk free interest rate of 1.14% an expected volatility of the price of the underlying Common Stock of 100%. The Company recorded the debt issuance costs as either a deferred financing asset or a direct reduction of the loan obligation based on the pro-rata value of the Revolving Facility and Term Loan, respectively, on the closing date. The debt issuance costs are amortized as interest expense over the life of the Facilities, until the Revised Maturity Date. As of September 30, 2020, there were $630,805 and $315,402 of unamortized debt issuance costs remaining related to the Revolving Facility and Term Loan, respectively.

The Company recorded interest expense of $1,057,501 in the nine months ended September 30, 2020, of which $368,661 related to the amortization of debt issuance costs on the Credit Agreement. Excluding interest expense related to the amortization of convertible debentures of $796,233, the Company recorded interest expense of $374,850 in the nine months ended September 30, 2019. The Company recorded interest expense of $393,158 in the three months ended September 30, 2020, of which $164,941 related to the amortization of debt issuance costs on the Credit Agreement. Excluding interest expense related to the amortization of convertible debentures of $796,233, the Company recorded interest expense of $125,733 in the three months ended September 30, 2019.